As filed with the Securities and Exchange Commission on March 4, 2003.
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                               VAALCO ENERGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                     76-0274813
    (State or Other Jurisdiction                        (I.R.S. Employer
  of Incorporation or Organization)                  Identification Number)


              4600 Post Oak Place, Suite 309, Houston, Texas 77027
                    (Address of Principal Executive Offices)

                               VAALCO ENERGY, INC.
                  W. RUSSELL SCHEIRMAN, II EMPLOYMENT AGREEMENT
                    ROBERT L. GERRY, III EMPLOYMENT AGREEMENT
                              (Full Title of Plan)

                            W. Russell Scheirman, II
                         4600 Post Oak Place, Suite 309
                              Houston, Texas 77027
                     (Name and Address of Agent for Service)

                                 (713) 623-0801
          (Telephone Number, Including Area Code, of Agent for Service)


                                    Copy to:
                              HAYNES AND BOONE, LLP
                           1000 Louisiana, Suite 4300
                              Houston, Texas 77002
                            Attn: George G. Young III
                                 (713) 547-2081


                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                             Proposed Maximum     Proposed Maximum     Amount of
Title of Securities to be Registered       Amount to be     Offering Price Per       Aggregate        Registration
                                            Registered             Share           Offering Price         Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.10 per
 share (1)                                    980,000             $1.00(2)           $636,250(2)         $51.47
====================================================================================================================

(1) In addition pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
(2) Pursuant to Rule 457(h) of the Securities Act of 1933, the offering price and registration fee is computed upon the basis of the price at which the stock options may be exercised. The stock options may be exercised at the following prices: 130,000 shares at $0.375; 150,000 shares at $0.50; 500,000 shares at
$0.625; and 200,000 shares at $1.00.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*


ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*


         *Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to our employees and officers participating in the W. Russell Scheirman, II Employment Agreement and Robert L. Gerry, III Employment Agreement (the "Plans") as specified by Rule 428(b)(1) under the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by us with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, are incorporated herein by reference:

    .    Annual Report on Form 10-KSB for the fiscal year ended December 31,
         2001.
    . Quarterly Report on Form 10-QSB for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002.
    .    Current Report on Form 8-K filed on August 19, 2002.
    . The description of our common stock contained in our Registration Statement on Form 10 (Registration No. 0-20928), as amended by Form 8 filed by us filed with the Commission on January 25, 1993, including any future amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered under the Plans have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of the filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED PERSONS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of the State of Delaware, pursuant to which we are incorporated, provides generally and in pertinent part that a Delaware corporation may indemnify its directors, officers, employees and agents (or persons serving at our request as a director, officer, employee or agent of another entity) against expenses, judgments, fines, and settlements actually and reasonably incurred by them in connection with any civil, criminal, administrative, or investigative suit or action except actions by or in the right of the corporation if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe their conduct was unlawful. Section 145 further provides that in connection with the defense or settlement of any action by or in the right of the corporation, a Delaware corporation may indemnify its directors, officers, employees and agents (or persons serving at our request as a director, officer, employee or agent of another entity) against expenses actually and reasonably incurred by them if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue, or matter as to which such person has been adjudged liable to the corporation unless the Delaware Court of Chancery or other court in which such action or suit is brought approves such indemnification. Section 145 further permits a Delaware corporation to grant its directors and officers additional rights of indemnification through bylaw provisions and otherwise, and or purchase indemnity insurance on behalf of its directors and officers. Article Nine of our Certificate of Incorporation, as amended, and Article VII of our Bylaws, as amended, provide, in general, that we may indemnify our directors, officers, employees and agents (or persons serving at our request as a director, officer, employee or agent of another entity) to the full extent of Delaware law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8.  EXHIBITS.

  EXHIBIT NUMBER            DESCRIPTION               INCORPORATED BY           FILED HEREWITH
                                                       REFERENCE FROM
       4.1            Restated Certificate of     Incorporated by reference
                       Incorporation of the        from exhibit 4.1 of the
                              Company              Company's Registration
                                                   Statement on Form S-3,
                                                    Reg.No. 333-59095
                                                       filed on July
                                                         15, 1998

       4.2           Certificate of Amendment     Incorporated by reference
                    to Restated Certificate of     from exhibit 4.2 of the
                       Incorporation of the        Company's Registration
                              Company              Statement on Form S-3,
                                                     Reg.No. 333-59095
                                                       filed on July
                                                         15, 1998

       4.3             Bylaws of the Company      Incorporated by reference
                                                   from exhibit 4.3 of the
                                                   Company's Registration
                                                   Statement on Form S-3,
                                                      Reg.No. 333-59095
                                                       filed on July
                                                         15, 1998

       4.4          Amendment to Bylaws of the    Incorporated by reference
                              Company              from exhibit 4.4 of the
                                                   Company's Registration
                                                   Statement on Form S-3,
                                                     Reg.No. 333-59095
                                                       filed on July
                                                         15, 1998

       4.5          Designation of Convertible    Incorporated by reference
                     Series A Preferred Stock      from exhibit 4.1 of the
                          of the Company          Company's Report on Form
                                                         8-K filed
                                                       on March 4, 1998

       4.6          Specimen Stock Certificate    Incorporated by reference
                      of the Company's Common      from exhibit 4.5 of the
                               Stock               Company's Registration
                                                   Statement on Form S-8,
                                                         Reg. No.
                                                        333-67858,
                                                      filed on August
                                                         17, 2001

       5.1             Opinion of Haynes and                                          X
                            Boone, LLP

       15.1             Letter re unaudited
                         interim financial
                           information*

 EXHIBIT NUMBER             DESCRIPTION           INCORPORATED BY          FILED HEREWITH
                                                  REFERENCE FROM
      23.1             Consent of Deloitte &                                      X
                            Touche LLP

      23.2             Consent of Haynes and                             Included as part of
                            Boone, LLP                                       Exhibit 5.1

       24                Power of attorney                              Signature Page to this
                                                                        Registration Statement

      99.1           W. Russell Scheirman, II                                     X
                       Employment Agreement

      99.2             Robert L. Gerry, III                                       X
                       Employment Agreement

      99.3           W. Russell Scheirman, II                                     X
                         Letter Agreement

      99.4             Robert L. Gerry, III                                       X
                         Letter Agreement

*Not applicable

ITEM 9.  UNDERTAKINGS.

(a)   We hereby undertake:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

      provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by us pursuant to

      Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) We hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of our annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefits plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, on February 28, 2003.

                                     VAALCO ENERGY, INC.



                                     By: /s/ Robert L. Gerry, III
                                         ---------------------------------------
                                             Robert L. Gerry, III
                                             Chairman of the Board and
                                             Chief Executive Officer

                                POWER OF ATTORNEY

     Each of the undersigned hereby appoints Robert L. Gerry, III and W. Russell Scheirman, II, and each of them, as attorney and agent for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 28, 2003.

Signature                                 Title
---------                                 -----

/s/ Robert L. Gerry, III                  Chairman of the Board and Chief
-----------------------------------       Executive Officer (principal executive
Robert L. Gerry, III                      officer)


/s/ W. Russell Scheirman, II              President, Chief Financial Officer and
-----------------------------------       Director (principal accounting and
W. Russell Scheirman, II                  financial officer)


/s/ Virgil A. Walston, Jr.                Vice Chairman of the Board and Chief
-----------------------------------       Operating Officer
Virgil A. Walston, Jr.


/s/ Robert H. Allen                       Director
-----------------------------------
Robert H. Allen


/s/ Walter W. Grist                       Director
-----------------------------------
Walter W. Grist


/s/ T. Michael Long                       Director
-----------------------------------
T. Michael Long


/s/ Arne R. Nielsen                       Director
-----------------------------------
Arne R. Nielsen


/s/ Lawrence C. Tucker                    Director
-----------------------------------
Lawrence C. Tucker

                                  EXHIBIT INDEX

    EXHIBIT NUMBER              DESCRIPTION                INCORPORATED BY          FILED HEREWITH
                                                           REFERENCE FROM
         4.1              Restated Certificate of     Incorporated by reference
                           Incorporation of the        from exhibit 4.1 of the
                                  Company              Company's Registration
                                                       Statement on Form S-3,
                                                         Reg.No. 333-59095
                                                           filed on July
                                                             15, 1998

         4.2             Certificate of Amendment     Incorporated by reference
                        to Restated Certificate of     from exhibit 4.2 of the
                           Incorporation of the        Company's Registration
                                  Company              Statement on Form S-3,
                                                         Reg.No. 333-59095
                                                           filed on July
                                                             15, 1998

         4.3               Bylaws of the Company      Incorporated by reference
                                                       from exhibit 4.3 of the
                                                       Company's Registration
                                                       Statement on Form S-3,
                                                         Reg.No. 333-59095
                                                           filed on July
                                                             15, 1998

         4.4            Amendment to Bylaws of the    Incorporated by reference
                                  Company              from exhibit 4.4 of the
                                                       Company's Registration
                                                       Statement on Form S-3,
                                                         Reg.No. 333-59095
                                                           filed on July
                                                             15, 1998

         4.5            Designation of Convertible    Incorporated by reference
                         Series A Preferred Stock      from exhibit 4.1 of the
                              of the Company          Company's Report on Form
                                                             8-K filed
                                                          on March 4, 1998

         4.6            Specimen Stock Certificate    Incorporated by reference
                          of the Company's Common      from exhibit 4.5 of the
                                   Stock               Company's Registration
                                                       Statement on Form S-8,
                                                             Reg. No.
                                                            333-67858,
                                                         filed on August
                                                             17, 2001

         5.1               Opinion of Haynes and                                           X
                                Boone, LLP

         15.1               Letter re unaudited
                             interim financial
                               information*

1    EXHIBIT NUMBER             DESCRIPTION            INCORPORATED BY               FILED HEREWITH
                                                      REFERENCE FROM
         23.1             Consent of Deloitte &                                            X
                               Touche LLP

         23.2             Consent of Haynes and                                   Included as part of
                               Boone, LLP                                             Exhibit 5.1

          24                Power of attorney                                   Signature Page to this
                                                                                Registration Statement

         99.1           W. Russell Scheirman, II                                           X
                          Employment Agreement

         99.2             Robert L. Gerry, III                                             X
                          Employment Agreement

         99.3           W. Russell Scheirman, II                                           X
                            Letter Agreement

         99.4             Robert L. Gerry, III                                             X
                            Letter Agreement

*Not applicable